CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Global Golf Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended August 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Ford Sinclair, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this October 20, 2004                     /s/ Ford Sinclair
            Ford Sinclair, CEO and CFO